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                                                                   Exhibit 10.36

                              TAX SHARING AGREEMENT

     This Tax Sharing Agreement (the "Agreement"), dated as of this 12th day November, 1996, and effective for consolidated federal income tax returns filed after June 30, 1996, is entered into by and among The Allstate Corporation ("Parent") and the undersigned corporations, as includible corporations in the affiliated group (the "Allstate Group") of which Parent is the common parent (as such terms are used or defined in section 1504 of the Internal Revenue Code of 1986 (the "Code")).

     WHEREAS the Allstate Group has filed a consolidated federal income tax return for the taxable year ended December 31, 1995 and intends to continue filing consolidated federal income tax returns in subsequent years; and

     WHEREAS the parties hereto desire to enter into this agreement to fairly allocate among themselves the federal tax liabilities, credits, refunds, benefits, and similar items related to the consolidated federal income tax return for the taxable year ended December 31, 1995 and subsequent years;

     NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                             ARTICLE I - REGULAR TAX

     1.1 Subject to the adjustments provided in section 1.2 of this Agreement, the regular federal income tax liability of each member shall be determined pursuant to the principles used to determine earnings and profits under section 1552(a)(2) of the Code and Treasury Regulation section 1.1502-33(d)(3) using a fixed percentage of one hundred. Accordingly, each member shall, subject to the adjustments in section 1.2, generally be liable for the amount of tax it would ordinarily pay on a separate return basis.

     1.2 In determining the separate return tax liability of each member for purposes of this Article, only the regular tax liability (without regard to the alternative minimum tax or alternative minimum tax credits) shall be taken into account. Additionally, items of income, deductions, credits and other similar items that may be limited or recharacterized on a consolidated basis (e.g., foreign tax credits, charitable contributions, section 1231 gains, etc.) shall be included in the determination of separate return liability as so limited or recharacterized. For purposes of this determination, any item that is limited on a consolidated basis shall be allocated to each member according to the ratio of
(i) the amount of such item

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generated by a member to (ii) the total amount of such items generated by the
Allstate Group.

                      ARTICLE II - ALTERNATIVE MINIMUM TAX

     2.1 If the Allstate Group has an alternative minimum tax ("AMT") liability for any year, such liability shall be allocated to each member according to the ratio of (i) the excess of any member's separate return tentative minimum tax for the year (whether such amount is positive or negative) over the member's separate return regular tax for such year (whether such amount is positive or negative) to (ii) the sum of such excess amounts for all members of the group. In determining each member's tentative minimum tax and regular tax, the adjustments provided in section 1.2 of this Agreement shall be made.

     2.2 AMT credits originating in a tax year shall be allocated to each member according to the amount of AMT liability allocated for such year. Utilization of such credits shall be determined on a FIFO basis (i.e., AMT credits from the earliest available year shall be deemed utilized before credits from a later year are utilized). If only part of the amount of AMT paid for any year is utilized as a credit, such amount shall be allocated to the members in proportion to the amounts of AMT liability allocated to members for such year.

                      ARTICLE III - OTHER TAXES AND CREDITS

     Other taxes (e.g., the environmental tax), credits (e.g., the foreign tax credit or the general business credit) or similar items paid, incurred or received by the Allstate Group shall be allocated to each member according to the ratio of the amount of any such item generated by the member on a separate return basis to the total of such item generated on a separate return basis by all members of the Allstate Group.

                       ARTICLE IV - TAX RETURN ADJUSTMENTS

     4.1 As agent for the Allstate Group, Parent shall have the right to control in its sole discretion any audit of returns filed by the Group. However, Parent shall, in its reasonable discretion, permit any member that might have a liability or refund as a result of an adjustment to participate in the proceedings relating to such issue. In the event any member of the group wishes to amend its portion of any filed return, Parent shall have discretion, taking into account the consequences to the entire group, to file an amended return, to present the adjustments to be included on such amended return at the audit of the consolidated return to which the adjustments relate, or to take any other reasonable action.

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     4.2   In the event of adjustments to taxes (as a result of audits, filing of amended returns, carrybacks, or other similar items), allocations under this Agreement shall be redetermined as if the adjustments were included in the returns as originally filed. Interest or penalties related to such adjustments shall be allocated to the member which generated the adjustment.

     4.3 In the event an adverse adjustment with respect to income or items of one member is offset by a favorable adjustment for another member, thereby resulting in either a smaller deficiency for the Allstate Group or smaller refund for the group, the member with the adverse adjustment shall pay interest at the overpayment rate specified in section 6621(a)(1) to the member with the favorable adjustment to compensate the member with the favorable adjustment for interest not received from the Government as a result of the adverse adjustment.

     4.4(a)   Any member may make a deposit or payment of any tax liability to stop the running of interest by paying such amount to Parent and providing written directions to transfer the amount to the Government. Parent shall transfer the amount as so directed as soon as practical but in no event later than fifteen business days after the amount has been received by Parent. Notwithstanding the foregoing, Parent may refuse to deposit any such amount with the Government if Parent determines in its sole discretion that it is not in the best interest of the group, taken as a whole, to make such a deposit. In such an event, Parent shall inform the member of its decision and return the amount received within fifteen business days of receipt.

        (b) In the event a member which has made a deposit in the nature of a cash bond (the "original depositing member") wishes to secure a return of such deposit, such member shall notify Parent of its desire to have the deposit returned. Within ten business days of such notification, Parent shall determine whether other members of the Allstate group might utilize such deposit. Parent shall within such period notify any members who might have use of such deposit, and, if such members desire to assume all or any portion of the deposit, the members shall inform Parent within ten business days of notification of the amount of the deposit they wish to assume. Parent shall allocate the deposit among the members wishing to assume the deposit within twenty-five business days of the receipt of the notice from the original depositing member. If more than one member wishes to assume all or part of the deposit and the amounts requested to be assumed exceed the amount of the available deposit, Parent shall allocate the deposit to members in its reasonable discretion. Within five business days after allocation of the deposit to assuming members, such members shall pay to the original depositing member the respective portion of the deposit they assumed. Thereafter, the assuming member shall be treated as the original depositing member with respect to the

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portion of the deposit assumed. To the extent a deposit is not assumed under this procedure, Parent shall within thirty business days of the receipt of the notice from the original depositing member take steps to secure the return of the deposit, and shall pay to the original depositing member the amount returned from the Government within three business days of receipt by Parent. Parent shall not be liable for any failure to identify a member as a potential user of the original depositing member's deposit or for any delays in securing the return of a deposit.

        (c) In the event a deposit is applied by the Government to a liability of the Allstate Group without the consent of the original depositing member (such event is hereinafter referred to as a "misapplication" of the deposit), the member receiving the benefit of the misapplication of the deposit shall within fifteen business days of receipt of the earlier of actual knowledge of the misapplication of the deposit or notice from Parent of the misapplication of the deposit pay to the original depositing member (i) the amount of the deposit so misapplied and (ii) any interest saved by such member as a result of the misapplication of the deposit. If the member whose deposit was misapplied incurs additional interest costs (in excess of the interest paid pursuant to the previous sentence) that would not have been incurred absent the misapplication of the deposit, the member receiving the benefit of the misapplication shall also be liable to the original depositing member for such additional interest costs. The amount of such interest shall not exceed the interest incurred for the period from the time the deposit was originally made until the payment was made to the original depositing member pursuant to the first sentence of this subparagraph.

                            ARTICLE V - CARRYFORWARDS

     The utilization of any carryforwards available to the Allstate Group and not expressly covered elsewhere in this Agreement shall be determined under the principles of the consolidated return regulations in effect at the time the carryforwards are used by the group.

                        ARTICLE VI - RETURNS AND PAYMENTS

     6.1 Information required from members for the completion of tax returns (including estimated payments, extensions of time, and other required filings) shall be provided by each member according to the schedule reasonably determined by Parent. Payments of tax or liabilities allocated hereunder shall be made at the time and in the manner reasonably determined by Parent. Settlements of tax payments or refunds hereunder may at the reasonable discretion of Parent be made on an estimated basis, but final settlement for any return filed shall be made no later than 30 days after such return is filed except that, where a refund is due from the Government to the Parent, payment by the

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parent to the appropriate member shall be made within 5 business days of the receipt of the refund. Parent may, in the interest of convenience, net payments due to and from a member or make payment to a member's direct or indirect parent, which shall then promptly make payment to the appropriate member. All payments shall be made in immediately available funds.

     6.2 To the extent permitted by law, all tax returns shall be filed using accounting methods and practices consistent with those used in prior periods.

                     ARTICLE VII - ALLSTATE LIFE OF NEW YORK

     7.1 This article shall apply solely with respect to the allocation and settlement of federal tax liabilities between Parent and Allstate Life Insurance Company of New York ("ALICNY"). The other provisions of this Agreement shall continue to apply to ALICNY except to the extent they are inconsistent with the provisions of this Article VII.

     7.2 The method of allocating tax liability provided in other articles of this Agreement are intended to comply with part (B) of paragraph 3 of New York Insurance Department Circular Letter No. 33 (the "Circular"). To the extent the other articles of this Agreement result in a tax charge to ALICNY greater than the amount ALICNY would have paid if it had filed a separate return (as defined in paragraph 4 of the Circular), the amount due from ALICNY shall be limited to the separate return amount. To the extent the other articles of this Agreement provide for a payment to ALICNY for credits (as defined in part B of paragraph 3 of the Circular) generated by ALICNY in an amount less than the savings actually generated by the use of such credits on a consolidated basis, such payment shall be increased to the amount of the savings generated on a consolidated basis.

     7.3 In order to help assure ALICNY's right to recoup federal taxes in the event of future net losses, Parent shall establish and maintain an escrow account consisting of assets eligible as an investment by ALICNY in an amount equal to the excess of the amount paid hereunder by ALICNY to Parent for any year over the actual payment made by Parent to the Government for such year. Escrow assets may be released to Parent at such time as the permissible period for loss carrybacks has expired.

     7.4 All settlements under this Agreement shall be in cash or securities (at market value) eligible as investments for ALICNY. ALICNY agrees to record on its books payments received hereunder as contributed surplus.

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     7.5   This Agreement shall be terminated with respect to ALICNY if (a) the parties agree in writing to such termination, (b) ALICNY's membership in the affiliated group or consolidated group ceases or is terminated for any reason, or (c) the affiliated group fails to file a consolidated return for any taxable year. Notwithstanding the termination of the Agreement, the provisions of this Agreement shall remain in effect for any time period during the taxable year in which termination occurs for which the income of the terminating party must be included in the consolidated return. Additionally, notwithstanding the termination of this agreement, all materials, including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents related to the consolidated return shall be made available to and by ALICNY during regular business hours.

     7.6 This Agreement shall not be assignable without the prior written consent of the other parties hereto.

     7.7 ALICNY and Parent agree to negotiate in good faith to settle any dispute involving the interpretation of this Agreement. If any such dispute cannot be settled, such dispute shall be submitted to binding arbitration as follows:

     (a) Parent and ALICNY shall select an arbitrator, who is a partner at a national accounting firm that has not represented either party in the preceding five years. If the parties are unable to agree upon an arbitrator, Parent's independent accountant shall select as the arbitrator a partner at a national accounting firm that has not represented either party in the preceding five years.

     (b) The arbitration shall be conducted pursuant to the rules of the American Arbitration Association.

     (c) The decision of the arbitrator shall be final and binding on Parent and ALICNY.

     (d) Parent and ALICNY agree to pay their own costs of the arbitration proceeding, except that costs and fees of the arbitrator shall be shared equally.

     7.8 To the extent that this Agreement pertains to ALICNY, it shall be governed under the laws of the State of New York.

                          ARTICLE VIII - MISCELLANEOUS

     8.1 Any dispute with respect to the interpretation of this Agreement or the treatment of any tax item not expressly covered by this Agreement shall be conclusively determined by Parent

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according to the basic principles of this Agreement.

     8.2 All parties shall cooperate in the exchange of information needed to fulfill the purposes of this Agreement. Each member agrees to cause its proper officers and employees to execute documents, statements, elections, certificates, schedules, and other similar items deemed necessary by Parent in order to carry out the intent of the provisions of applicable law and regulations.

     8.3 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No assignment, however, shall relieve any party's obligations hereunder without the consent of the other parties.

     8.4 Each member that acquires after the date of this Agreement an ownership interest in an entity that results in such entity becoming a member of the Allstate Group shall promptly cause such entity to adopt the provisions of this Agreement.

     8.5 This Agreement may be modified only by written agreement of members affected by the modification. This Agreement shall be terminated with respect to any member as of the end of the day on which such member ceases to be a member of the Allstate Group, provided, however, that such member shall be subject to the obligations, duties and other terms and conditions of this Agreement for any period in which the terminating member's items were included in the consolidated federal income tax return of the Allstate Group. To the extent a company whose items of income and loss were included in the consolidated federal income tax return of the Allstate Group is determined not to be an includible member of the Allstate Group, this Agreement shall not apply to such company for any period in which it is not an includible member, and any payments, liabilities incurred, benefits received and other similar items under this Agreement shall be redetermined and repaid in a fair and equitable manner.

     8.6 This Agreement shall be governed under the laws of the State of Illinois, except as provided otherwise in section 7.8 of this Agreement.

     8.7 This Agreement may be executed in counterparts, each of which shall be considered an original.

     IN WITNESS HEREOF, the parties have executed this Agreement on the date indicated:

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The Allstate Corporation

By                                            Date
   ---------------------------------------         ---------------

Allstate Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Life Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Texas Lloyd's, Inc.

By                                            Date
   ---------------------------------------         ---------------

AEI Group, Inc. (Name changed to Allstate Enterprises, Inc.)

By                                            Date
   ---------------------------------------         ---------------

Allstate Investment Management Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Motor Club, Inc.

By                                            Date
   ---------------------------------------         ---------------

Rescue Express, Inc.

By                                            Date
   ---------------------------------------         ---------------

Roadway Protection Auto Club, Inc.

By                                            Date
   ---------------------------------------         ---------------

Direct Marketing Center, Inc.

By                                            Date
   ---------------------------------------         ---------------

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Enterprises Services Corporation

By                                            Date
   ---------------------------------------         ---------------

General Underwriters Agency, Inc.

By                                            Date
   ---------------------------------------         ---------------

Tech-Cor, Inc.

By                                            Date
   ---------------------------------------         ---------------

Allstate International, Inc.

By                                            Date
   ---------------------------------------         ---------------

Forty-Fifth & Main Redevelopment Corporation

By                                            Date
   ---------------------------------------         ---------------

Omnitrus Merging Corporation

By                                            Date
   ---------------------------------------         ---------------

Truswal Systems Corporation

By                                            Date
   ---------------------------------------         ---------------

Merlyn Industries, Inc.

By                                            Date
   ---------------------------------------         ---------------

Karelian Timber Associates, Inc.

By                                            Date
   ---------------------------------------         ---------------

Allstate Settlement Corporation

By                                            Date
   ---------------------------------------         ---------------

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Allstate Life Financial Services, Inc. (Name changed to ALFS, Inc.)

By                                            Date
   ---------------------------------------         ---------------

Lincoln Benefit Financial Services, Inc. (Name changed to AFD, Inc.)

By                                            Date
   ---------------------------------------         ---------------

The Northbrook Corporation

By                                            Date
   ---------------------------------------         ---------------

Laughlin Group Holdings, Inc.

By                                            Date
   ---------------------------------------         ---------------

The Laughlin Group, Inc. (Name changed to AFDW, Inc.)

By                                            Date
   ---------------------------------------         ---------------

Bank Insurance Services, LLC

By                                            Date
   ---------------------------------------         ---------------

Florence Financial Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Investors Financial Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Key Investor Services, Inc. (WV)

By                                            Date
   ---------------------------------------         ---------------

Key Investor Services, Inc. (PA)

By                                            Date
   ---------------------------------------         ---------------

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Key Investor Services, Inc. (MD)

By                                            Date
   ---------------------------------------         ---------------

Laughlin Analytics, Inc.

By                                            Date
   ---------------------------------------         ---------------

Laughlin Educational Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Laughlin Group Advisors, Inc.

By                                            Date
   ---------------------------------------         ---------------

Lee Financial Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Security Financial Network, Inc. (GA)

By                                            Date
   ---------------------------------------         ---------------

Security Financial Network, Inc. (FL)

By                                            Date
   ---------------------------------------         ---------------

Laughlin Direct Advantage Agency, Inc.

By                                            Date
   ---------------------------------------         ---------------

Provest Insurance Services, Inc. (IN)

By                                            Date
   ---------------------------------------         ---------------

Provest Insurance Services, Inc. (KY)

By                                            Date
   ---------------------------------------         ---------------

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Provest Insurance Services, Inc. (PA)

By                                            Date
   ---------------------------------------         ---------------

Lifemark Insurance Services of California, Inc.

By                                            Date
   ---------------------------------------         ---------------

Lifemark Financial & Insurance Services, LLC.

By                                            Date
   ---------------------------------------         ---------------

Lifemark Financial & Insurance Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

After Six Holding Corporation

By                                            Date
   ---------------------------------------         ---------------

A. S. Licensing Corporation

By                                            Date
   ---------------------------------------         ---------------

After Six, Ltd.

By                                            Date
   ---------------------------------------         ---------------

Allstate Indemnity Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Property & Casualty Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Holdings, Inc. (Changed to Allstate Holdings, LLC)

By                                            Date
   ---------------------------------------         ---------------

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Allstate Floridian Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Forestview Mortgage Insurance Company (Name changed to Allstate Fire and Casualty Insurance Company)

By                                            Date
   ---------------------------------------         ---------------

Pinebrook Mortgage Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Texas Lloyds

By                                            Date
   ---------------------------------------         ---------------

Glenbrook Life Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Deerbrook Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Northbrook Life Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Life Insurance Company of New York

By                                            Date
   ---------------------------------------         ---------------

Surety Life Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Lincoln Benefit Life Company

By                                            Date
   ---------------------------------------         ---------------

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Allstate New Jersey Holdings, Inc. (Changed to Allstate New Jersey
                                       Holdings, LLC)

By                                            Date
   ---------------------------------------         ---------------

Allstate New Jersey Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Floridian Indemnity Company

By                                            Date
   ---------------------------------------         ---------------

Allstate International Insurance Holdings, Inc.

By                                            Date
   ---------------------------------------         ---------------

Glenbrook Life and Annuity Company

By                                            Date
   ---------------------------------------         ---------------

Northbrook Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Allstate Federal Savings Bank (Name changed to Allstate Bank)

By                                            Date
   ---------------------------------------         ---------------

CNL, Inc.

By                                            Date
   ---------------------------------------         ---------------

Allstate Reinsurance Ltd.

By                                            Date
   ---------------------------------------         ---------------

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Pembridge America, Inc.

By                                            Date
   ---------------------------------------         ---------------

American Surety & Casualty Company (Name changed to Encompass
                                       Indemnity Company)

By                                            Date
   ---------------------------------------         ---------------

American Heritage Life Investment Corporation

By                                            Date
   ---------------------------------------         ---------------

Florida Associated Services, Inc.

By                                            Date
   ---------------------------------------         ---------------

Realty Advisors Corporation

By                                            Date
   ---------------------------------------         ---------------

American Heritage Service Company

By                                            Date
   ---------------------------------------         ---------------

Amherst Investment Company

By                                            Date
   ---------------------------------------         ---------------

American Heritage Insurance Services (a/k/a ERJ Insurance Group, Inc.)

By                                            Date
   ---------------------------------------         ---------------

Colonial Reinsurance, Ltd.

By                                            Date
   ---------------------------------------         ---------------

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Willow Insurance Holdings, Inc. (Name changed to Ivantage Group, LLC)

By                                            Date
   ---------------------------------------         ---------------

Kennett Capital, Inc.

By                                            Date
   ---------------------------------------         ---------------

Allstate Non-Insurance Holdings, Inc.

By                                            Date
   ---------------------------------------         ---------------

Willow Lake Holdings, LLC

By                                            Date
   ---------------------------------------         ---------------

Encompass Holdings, LLC

By                                            Date
   ---------------------------------------         ---------------

Northbrook Indemnity Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Assignment Company

By                                            Date
   ---------------------------------------         ---------------

Allstate North American Insurance Company

By                                            Date
   ---------------------------------------         ---------------

USF&G Business Insurance Company

By                                            Date
   ---------------------------------------         ---------------

Allstate Financial, LLC

By                                            Date
   ---------------------------------------         ---------------

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Allstate Financial Corporation

By                                            Date
   ---------------------------------------         ---------------

Allstate Investments, LLC

By                                            Date
   ---------------------------------------         ---------------

LSA Asset Management, LLC

By                                            Date
   ---------------------------------------         ---------------

Allstate Financial Advisors, LLC

By                                            Date
   ---------------------------------------         ---------------

Allstate Financial Services, LLC

By                                            Date
   ---------------------------------------         ---------------

Deerbrook General Agency, Inc.

By                                            Date
   ---------------------------------------         ---------------

Ivantage Select Agency, Inc.

By                                            Date
   ---------------------------------------         ---------------

Sterling Collision Center, Inc.

By                                            Date
   ---------------------------------------         ---------------

Bob Thompson Enterprises, Inc.

By                                            Date
   ---------------------------------------         ---------------

Pacific Painters, Inc.

By                                            Date
   ---------------------------------------         ---------------

Champions Pride Electronics & Trim, Inc.

By                                            Date
   ---------------------------------------         ---------------

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JSI Collision Centers, Inc.

By                                            Date
   ---------------------------------------         ---------------

Westborn Collision, Inc.

By                                            Date
   ---------------------------------------         ---------------

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